Exhibit 99.1

GRANT THORNTON LLP 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660 D +1 949 553 1600 F +1 949 553 0168	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Avid Acceptance LLC, Avid Automobiles Receivables Trust 2023-1, J.P. Morgan Securities LLC and Capital One Securities, Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of Avid Acceptance LLC’s (the “Company”) automobile receivables (the “Automobile Receivables”) as of December 31, 2022 (the “Subject Matter”) related to Avid Automobiles Receivables Trust 2023-1 (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, J.P. Morgan Securities LLC (“JPMorgan”) and Capital One Securities, Inc. have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the Automobile Receivables and our findings are as follows.

For the purposes of our procedures, we were instructed by the Company that differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement. For the purposes of our procedures, we were instructed by the Company that for any characteristic whose value is a date, differences of less than or equal to 31 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•  the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•  the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership

•  the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Installment Sales Contract, Credit Application, Application for Title, Title Certificate, a Truth-in-Lending Disclosure Statement, Credit Bureau Report, Insurance Agreements and FICO Score table.

Due diligence agreed-upon procedures

A. Data Tape Agreed Upon Procedures

On January 13, 2023, JPMorgan, on behalf of the Company, provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the Automobile Receivables included in the Securitization Transaction. The Company provided us with periodic updates received up to and including February 3, 2023 (together with the Initial Data File, the “Database”). We performed the procedures indicated below on the Automobile Receivables.

Grant Thornton selected 125 Automobile Receivables (the “Sample Receivables”) on a random basis from the Initial Data File. For each of the Automobile Receivables listed on Appendix A, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

Exhibit 1

Characteristics:

	Characteristic	Source Document

1	Vehicle Identification Number (“VIN”)	Title Certificate or Application for Title (collectively the “Title Certificate”), Installment Sales Contract
2	Contract date	Installment Sales Contract
3	Original amount financed	Installment Sales Contract
4	Original term to maturity	Installment Sales Contract
5	Annual percentage rate	Installment Sales Contract
6	Original monthly P&I payment	Installment Sales Contract
7	Model type (new/used)	Installment Sales Contract
8	State	Installment Sales Contract, Servicing System
9	Average FICO Score	FICO sample file

For Characteristic 7, for those Sample Assets for which the model type did not agree to the Source Documents, the Company instructed us to perform the following additional procedure:

•  Locate an odometer reading within the Source Documents. If such reading was (i) greater than or equal to 1,500 miles, the model type would be noted as “Used” or if (ii) less than 1,500 miles, the model type would be noted as “New”.

For Characteristic 8, the Company has advised us that the “State” characteristic reflects the current address of a customer. For those Sample Receivables where a customer has moved and the current state in which they live is different from the state reflected in the Installment Sales Contract, the Company has instructed us to perform the following additional procedure:

•  Compare the state set forth on the Data File to the corresponding information set forth on a screen shot from the Company’s servicing system (the “Servicing System Screen Shot”) identifying the customer’s current address.

For Characteristics 1 through 9, we compared and agreed the information in the Data File to the Source Documents. For Characteristic 9, we also recomputed the Average FICO Score if there was a co-borrower.

We noted no discrepancies between the Data File and the Source Documents.

B. Documentation Agreed Upon Procedures

For each of the Sample Assets, Grant Thornton observed the existence of the following documentation:

• a Title Certificate (as defined above);

• the security interest of the Company is indicated on a Title Certificate;

• a Credit Application or an Application for Financing (collectively, the “Application”);

• a Credit Bureau Report for the borrower (as set forth on the Source Documents);

• a Truth-in-Lending Disclosure Statement; and

•  the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

• Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

• Addressing the value of collateral securing any such assets being securitized;

• Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

• Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•  Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

• Forming any conclusions; and

• Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

Newport Beach, California

February 6, 2023

Appendix A

No.	Loan	No.	Loan	No.	Loan
1	[Redacted]	43	[Redacted]	85	[Redacted]
2	[Redacted]	44	[Redacted]	86	[Redacted]
3	[Redacted]	45	[Redacted]	87	[Redacted]
4	[Redacted]	46	[Redacted]	88	[Redacted]
5	[Redacted]	47	[Redacted]	89	[Redacted]
6	[Redacted]	48	[Redacted]	91	[Redacted]
7	[Redacted]	49	[Redacted]	92	[Redacted]
8	[Redacted]	50	[Redacted]	93	[Redacted]
9	[Redacted]	51	[Redacted]	94	[Redacted]
10	[Redacted]	52	[Redacted]	95	[Redacted]
11	[Redacted]	53	[Redacted]	96	[Redacted]
12	[Redacted]	54	[Redacted]	97	[Redacted]
13	[Redacted]	55	[Redacted]	98	[Redacted]
14	[Redacted]	56	[Redacted]	99	[Redacted]
15	[Redacted]	57	[Redacted]	100	[Redacted]
16	[Redacted]	58	[Redacted]	101	[Redacted]
17	[Redacted]	59	[Redacted]	102	[Redacted]
18	[Redacted]	60	[Redacted]	103	[Redacted]
19	[Redacted]	61	[Redacted]	104	[Redacted]
20	[Redacted]	62	[Redacted]	105	[Redacted]
21	[Redacted]	63	[Redacted]	106	[Redacted]
22	[Redacted]	64	[Redacted]	107	[Redacted]
23	[Redacted]	65	[Redacted]	108	[Redacted]
24	[Redacted]	66	[Redacted]	109	[Redacted]
25	[Redacted]	67	[Redacted]	110	[Redacted]
26	[Redacted]	68	[Redacted]	111	[Redacted]
27	[Redacted]	69	[Redacted]	112	[Redacted]
28	[Redacted]	70	[Redacted]	113	[Redacted]
29	[Redacted]	71	[Redacted]	114	[Redacted]
30	[Redacted]	72	[Redacted]	115	[Redacted]
31	[Redacted]	73	[Redacted]	116	[Redacted]
32	[Redacted]	74	[Redacted]	117	[Redacted]
33	[Redacted]	75	[Redacted]	118	[Redacted]
34	[Redacted]	76	[Redacted]	119	[Redacted]
35	[Redacted]	77	[Redacted]	120	[Redacted]
36	[Redacted]	78	[Redacted]	121	[Redacted]
37	[Redacted]	79	[Redacted]	122	[Redacted]
38	[Redacted]	80	[Redacted]	123	[Redacted]
39	[Redacted]	81	[Redacted]	124	[Redacted]
40	[Redacted]	82	[Redacted]	125	[Redacted]
41	[Redacted]	83	[Redacted]
42	[Redacted]	84	[Redacted]